Exhibit 10.34

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (the “First Amendment”) is dated as of December 13, 2018 (the “First Amendment Date”) and is entered into by and among CHEMOCENTRYX, INC., a Delaware corporation, the several banks and other financial institutions or entities from time to time parties hereto (collectively, referred to as “Lender”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.    Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of December 28, 2017 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.    Borrower has requested and Agent and Lender have agreed to modify certain provisions of the Loan Agreement, subject to the terms and conditions set forth herein.

C.    Borrower, Agent and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.    AMENDMENTS.

1.1    Definitions. The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Interest Only Extension Conditions” shall mean satisfaction of each of the following events: (a) no Event of Default shall have occurred and be continuing; and (b) on or before December 15, 2018, Borrower shall have requested Tranche 2 Term Loan Advances in the amount of at least $5,000,000.

“Tranche 1 Amortization Date” means January 1, 2020; provided however, if the Interest Only Extension Conditions are satisfied, then July 1, 2021.

“Tranche 1 Maturity Date” means December 1, 2021; provided however, if the Interest Only Extension Conditions are satisfied, then December 1, 2022.

“Tranche 2 Amortization Date” means July 1, 2021.

“Tranche 2 Maturity Date” means December 1, 2022.

“Tranche 3 Amortization Date” means the first day of the 31st month after the Advance under the Tranche 3 Term Loan is drawn.

1.2    Exhibits and Schedules. Schedule 1.1 (Commitments) of the Loan Agreement is hereby amended and restated in its entirety by the revised form of Schedule 1.1 attached to this First Amendment and incorporated herein.

2.    BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

2.1    Immediately upon giving effect to this First Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date in all material respects), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent.

2.2    Borrower has the corporate power and authority to execute and deliver this First Amendment and to perform its obligations under the Loan Agreement, as amended by this First Amendment.

2.3    The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4    The execution and delivery by Borrower of this First Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this First Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5    This First Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.6    As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that Agent and Lender have acted in good faith and have conducted in a commercially reasonable manner their relationships with Borrower in connection with this First Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Agent and Lender are entering into this First Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.    LIMITATION. The amendments set forth in this First Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.    EFFECTIVENESS. This First Amendment shall become effective upon the satisfaction of all the following conditions:

4.1    Amendments. Borrower, Agent and Lender shall have duly executed and delivered this First Amendment to Agent.

4.2    Payment of Agent and Lender Expenses. Borrower shall have paid (a) an amendment fee of $37,500.00, which fee is due to Lender on or prior to the First Amendment Date and shall be deemed fully earned on such date, and (b) to the extent invoiced on or before the First Amendment Date, all of Agent’s and Lender’s fees and expenses (including all reasonable attorneys’ fees and reasonable expenses) then due and payable by Borrower pursuant to the Loan Agreement.

5.    COUNTERPARTS. This First Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this First Amendment. This First Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

6.    INCORPORATION BY REFERENCE. The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

7.    LOAN DOCUMENTS. This First Amendment shall constitute a Loan Document.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have duly authorized and caused this First Amendment to be executed as of the date first written above.

BORROWER:

CHEMOCENTRYX, INC.

Signature:	/s/ Thomas J. Schall
Print Name:	Thomas J. Schall
Title:	President and Chief Executive Officer

Accepted in Palo Alto, California:

AGENT: HERCULES CAPITAL, INC.		LENDER: HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership
Signature:	/s/ Jennifer Choe	By:	Hercules Technology SBIC Management, LLC
Name	Jennifer Choe	Its:	General Partner
Title	Assistant General Counsel
		By:	Hercules Capital, Inc.,
		Its:	Manager

		Signature:	/s/ Jennifer Choe
		Name	Jennifer Choe
		Title	Assistant General Counsel

HERCULES CAPITAL, INC.

		Signature:	/s/ Jennifer Choe
		Name	Jennifer Choe
		Title	Assistant General Counsel

SCHEDULE 1.1

(Revised)

TERM COMMITMENTS

LENDER	TRANCHE 1 TERM LOAN	TRANCHE 2 TERM LOAN	TRANCHE 3 TERM LOAN	AGGREGATE TERM COMMITMENT
HERCULES TECHNOLOGY III, L.P.	$15,000,000	$7,000,000	$0	$22,000,000
HERCULES CAPITAL, INC.	$0	$3,000,000	$25,000,000	$28,000,000

TOTAL COMMITMENTS	$15,000,000	$10,000,000	$25,000,000	$50,000,000